SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization		Identification No.)

615 J.B. Hunt Corporate Drive	72745	(479) 820-0000
Lowell, Arkansas	(Zip Code)	(Registrant’s telephone number)
(Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 20, 2017. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following six matters were included in our proxy dated March 9, 2017 and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Douglas G. Duncan	82,435,000	17,604,136	53,920	6,154,024
Francesca M. Edwardson	97,697,946	2,348,297	46,813	6,154,024
Wayne Garrison	96,050,495	3,847,329	195,232	6,154,024
Sharilyn S. Gasaway	82,541,342	17,519,845	31,869	6,154,024
Gary C. George	94,839,810	5,089,709	163,537	6,154,024
Bryan Hunt	91,387,708	8,505,168	200,180	6,154,024
Coleman H. Peterson	96,855,288	3,088,943	148,825	6,154,024
John N. Roberts, III	98,618,498	1,154,041	320,517	6,154,024
James L. Robo	80,841,823	19,123,766	127,467	6,154,024
Kirk Thompson	96,078,216	3,816,732	198,108	6,154,024

2.

To consider and vote upon a proposal to approve the Company’s Third Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan pursuant to Section 162(m) of the Internal Revenue Code, as amended:

For	97,565,927
Against	2,406,920
Abstain	120,209
Non Votes	6,154,024

3.	To consider and approve an advisory resolution regarding the Company’s compensation of its named executive officers:

For	98,410,724
Against	1,400,189
Abstain	282,143
Non Votes	6,154,024

4.	Consider and vote on an advisory basis, the frequency of a stockholder advisory vote on the Company’s compensation of its named executive officers:

1 Year	93,302,510
2 Years	584,205
3 Years	6,062,358
Abstain	143,983
Non Votes	6,154,024

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 calendar year:

For	80,563,582
Against	25,449,730
Abstain	233,768
Non Votes	-

6.

To consider and vote upon a stockholder proposal requesting the Company to prepare and disclose a report of the Company's political contributions policy and political contributions made by the Company that could not be deducted under section 162(e) of the Internal Revenue Code:

For	23,804,861
Against	74,090,927
Abstain	2,197,268
Non Votes	6,154,024

No additional business or other matters came before the meeting or any adjournment thereof.

Based on the results of Proposal 5 regarding the frequency of future stockholder advisory votes on the Company’s compensation of its named executive officers, our Board of Directors has determined that the Company shall hold future stockholder advisory votes on named executive officer compensation every year, until the next advisory vote on the frequency of such votes, which will occur no later than our annual meeting of stockholders in 2023.

ITEM 7.01.	REGULATION FD DISCLOSURE

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 20, 2017, we issued a news release announcing the declaration of a regular quarterly dividend of $0.23 per common share payable to stockholders of record on May 5, 2017. The dividend will be paid on May 19, 2017. Also on April 20, 2017, in the same news release, we announced that our Board of Directors adopted a new share repurchase program authorizing the repurchase of $500 million of the Company’s common stock.

A copy of the news release is furnished as an exhibit to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

	99.1	News release issued by J.B. Hunt Transport Services, Inc. on April 20, 2017 announcing declaration of a dividend and a share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 24th day of April 2017.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:     /s/ John N. Roberts, III

           John N. Roberts, III

           President and Chief Executive Officer

           (Principal Executive Officer)

BY:     /s/ David G. Mee

           David G. Mee

           Executive Vice President, Finance and

           Administration and Chief Financial Officer

           (Principal Financial Officer)